                                                                    EXHIBIT 10.2


                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

          THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of April 20, 1998 (this "Agreement"), is entered into by and among National Golf
                      ---------
Properties, Inc., a Maryland corporation (the "Company" or the "REIT"), National
                                               -------          ----
Golf Operating Partnership, L.P., a Delaware limited partnership (the "Operating
                                                                       ---------
Partnership"), and the unit holders whose names are set forth on the signature
-----------
pages hereto (each, a "Unit Holder" and collectively, the "Unit Holders").
                       -----------                         ------------

                                    RECITALS
                                    --------

          WHEREAS, in connection with the offering of 1,200,000 8% Series A Cumulative Redeemable Preferred Units of the Operating Partnership (the "OP
                                                                         --
Units"), Belair Capital Fund LLC, a Massachusetts limited liability company (the
-----
"Contributor"), contributed to the Operating Partnership cash in return for the
 -----------
OP Units on terms and conditions set forth in the Contribution Agreement, dated March 4, 1998 (the "March Contribution Agreement"), by and among the Company,
                    ----------------------------
the Operating Partnership and the Contributor;

          WHEREAS, in connection with the offering of 300,000 OP Units, the Contributor desires to contribute to the Operating Partnership cash in return for the OP Units on terms and conditions set forth in the Contribution Agreement, dated April 20, 1998 (the "April Contribution Agreement"), by and
                                      ----------------------------
among the Company, the Operating Partnership and the Contributor;

          WHEREAS, the Unit Holders will receive the OP Units in exchange for cash contributed to the Operating Partnership;

          WHEREAS, pursuant to the Partnership Agreement (as defined below), the OP Units owned by the Unit Holders will be redeemable for cash or exchangeable for shares of the Company's 8% Series A Cumulative Redeemable Preferred Stock (the "Preferred Stock") upon the terms and subject to the conditions contained
      ---------------
therein; and

          WHEREAS, in order to induce the Contributor to enter into the April Contribution Agreement, the Company and the Operating Partnership have agreed to enter into this Agreement and to provide registration rights set forth herein to the Contributor and any subsequent holder or holders of the OP Units.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          SECTION 1.1.  DEFINITIONS.  In addition to the definitions set forth
                        -----------
above, the following terms, as used herein, shall have the following meanings:

          "Affiliate" of any Person means any other Person directly or
           ---------
indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement" means this Registration Rights Agreement, as it may be
           ---------
amended, supplemented or restated from time to time.

          "April Contribution Agreement" means the Contribution Agreement, dated
           ----------------------------
April 20, 1998, by and among the Company, the Operating Partnership and the Contributor.

          "Articles of Incorporation" means the Articles of Amendment and
           -------------------------
Restatement of the Company, as the same may be amended, modified or restated from time to time.

          "Business Day" means any day except a Saturday, Sunday or other day on
           ------------
which commercial banks in New York, New York or Los Angeles, California are authorized by law to close.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time or any successor statute thereto, as interpreted by the applicable regulations thereunder.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Company" means National Golf Properties, Inc., a Maryland
           -------
corporation.

          "Contributor" means Belair Capital Fund LLC, a Massachusetts limited
           -----------
liability company.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations of the Commission promulgated thereunder.

          "Exchangeable OP Units" means OP Units which may be redeemable for
           ---------------------
cash pursuant to Section 16.4 of the Partnership Agreement or exchangeable for Preferred Stock or redeemable for cash pursuant to Section 16.7 of the Partnership Agreement (without regard to any limitations on the exercise of such exchange rights as a result of the Ownership Limit Provisions, as defined below).

          "General Partner" means the Company or its successors as general
           ---------------
partner of the Operating Partnership.

          "Holder" means any Unit Holder who is the record or beneficial owner
           ------
of any Registrable Security or any assignee or transferee of such Registrable Security (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) unless such Registrable Security is acquired in a public distribution pursuant to a registration statement under the Securities Act or pursuant to transactions exempt from registration under the Securities Act, in each such case where securities sold in such transaction may be resold without subsequent registration under the Securities Act.

          "Incapacitated" shall have the meaning set forth in the Partnership
           -------------
Agreement.

          "Indemnified Party" shall have the meaning set forth in Section 2.8
           -----------------
hereof.

          "Indemnifying Party" shall have the meaning set forth in Section 2.8
           ------------------
hereof.

          "Inspectors" shall have the meaning set forth in Section 2.4(g).
           ----------

          "March Contribution Agreement" means the Contribution Agreement, dated
           ----------------------------
March 4, 1998, by and among the Company, the Operating Partnership and the Contributor.

          "Operating Partnership" means National Golf Properties Partnership,
           ---------------------
L.P., a Delaware limited partnership.

          "OP Units" means 8% Series A Cumulative Redeemable Preferred Units of
           --------
the Operating Partnership.

          "Ownership Limit Provisions" mean the various provisions of the
           --------------------------
Articles of Incorporation set forth in Article IV thereof restricting the ownership of Preferred Stock by certain Persons to specified percentages of the outstanding Preferred Stock.

          "Partnership Agreement" means the Second Amended and Restated
           ---------------------
Agreement of Limited Partnership of the Operating Partnership dated as of April 20, 1998, as the same may be amended, modified or restated from time to time.

          "Person" means an individual or a corporation, partnership, limited
           ------
liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Piggy-Back Registration" shall have the meaning set forth in Section
           -----------------------
2.2 hereof.

          "Primary Registration" shall have the meaning set forth in Section 2.2
           --------------------
hereof.

          "Preferred Stock" means the Company's 8% Series A Cumulative
           ---------------
Redeemable Preferred Stock.

          "REIT" means a real estate investment trust under Section 856 through
           ----
Section 860 of the Code.

          "Registrable Securities" means shares of Preferred Stock at any time
           ----------------------
owned, either of record or beneficially, by any Holder and no matter how acquired (including, without limitation, shares of Preferred Stock issued or issuable upon exchange of Exchangeable OP Units or issued or issuable by way of stock dividend or stock split, or in connection with a merger, consolidation, combination of shares, recapitalization or other reorganization and any other securities issued pursuant to any other distribution with respect to the Preferred Shares or in exchange for or replacement of such Preferred Shares) until (i) a registration statement covering such securities has been declared effective by the Commission and such shares have been sold or transferred pursuant to such effective registration statement, (ii) such shares are permitted to be distributed in a transaction that would constitute a sale thereof under the Securities Act pursuant to Rule 144(k) or are otherwise freely transferable to the public without registration pursuant to Section 4(1) of the Securities Act (to be confirmed in a written opinion of counsel to the Company addressed to the Holders) under circumstances in which all of the applicable conditions of Rule 144 are satisfied or (iii) such shares have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new securities for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public in a transaction that would constitute a sale thereof without registration under the Securities Act.

          "Registration Expenses" shall have the meaning set forth in Section
           ---------------------
2.5 hereof.

          "Rule 144" means promulgated under the Securities Act, as such rule
           --------
may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of the Company of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          "Rule 144A" means Rule 144A promulgated under the Securities Act, as
           ---------
such rule may be amended from time to time, or any similar rule (other than Rule
144) or regulation hereafter adopted by the SEC.

          "Rule 415" means Rule 415 promulgated under the Securities Act, as
           --------
such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          "Secondary Registration" shall have the meaning set forth in Section
           ----------------------
2.2 hereof.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations of the Commission promulgated thereunder.

          "Selling Holder" means a Holder who is selling Registrable Securities
           --------------
pursuant to a registration statement under the Securities Act pursuant to this Agreement.

          "Shelf Registration" shall have the meaning set forth in Section 2.1
           ------------------
hereof.

          "Shelf Registration Statement" means any registration statement
           ----------------------------
relating to a Shelf Registration that covers any shares of Preferred Stock of the Company filed with the Commission under the Securities Act, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Underwriter" means a securities dealer who purchases any Registrable
           -----------
Securities as principal and not as part of such dealer's market-making activities.

          "Unit Holder(s)" shall have the meaning set forth in the introductory
           --------------
paragraphs hereto.

                                   ARTICLE II
                              REGISTRATION RIGHTS
                              -------------------

          SECTION 2.1.  SHELF REGISTRATION.
                        ------------------

          The Company shall prepare and file a "shelf" registration statement (the "Shelf Registration Statement") with respect to the Registrable Securities
      ----------------------------
covering the resale thereof by the Holders on an appropriate form for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (the "Shelf Registration") within 60 days after the date the OP Units are exchanged
-------------------
for shares of Preferred Stock and shall use its best efforts to cause the Shelf Registration Statement to be declared effective within 120 days after the date of such exchange. The Company shall use its best efforts to keep such Shelf Registration Statement continuously effective until the earliest of (A) 24 months following the effective date of the Shelf Registration Statement, (B) such time as all of the Registrable Securities have been sold pursuant to the Shelf Registration Statement or Rule 144 and (C) the date on which the Registrable Securities may be sold without volume restrictions in accordance with Rule 144.

          SECTION 2.2.  PIGGY-BACK REGISTRATION.
                        -----------------------

              (a) If the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account (a "Primary Registration") or for the account of any of its respective
            --------------------
securityholders (other than (i) any registration statement filed by the Company under the Securities Act relating to an offering of capital stock for its own account as a result of the exercise of the exchange rights set forth in

Section 8.6 of the Partnership Agreement, and covering the resale by the Holders of the shares of capital stock received in such exchange, or (ii) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders) (a "Secondary
                                                                 ---------
Registration"), then the Company shall promptly give written notice of such
------------
proposed filing to the Holders of Registrable Securities, and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (a "Piggy-Back
                                                           ----------
Registration"). The Company shall use its commercially reasonable efforts to
------------
cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein.

              (b) Withdrawal from Registration.  Any Holder requesting
                  ----------------------------
inclusion of Registrable Securities pursuant to this Section 2.2 may, prior to the effective date of the registration statement relating to such registration, revoke such request by delivering written notice of such revocation to the Company and the managing underwriter, if any, at least two days prior to the effective date of the registration; provided, however, that if the Company, in
                                    -----------------
consultation with its financial and legal advisors, determines that such revocation would materially delay the registration or otherwise require a recirculation of the prospectus contained in the registration statement, then such Holder shall have no such right to revoke its request. If the withdrawal of any Registrable Securities would allow, within the marketing limitations set forth above, the inclusion in the underwriting of a greater number of shares of Registrable Securities, then, to the extent practicable and without delaying the underwriting, the Company shall offer to the Holders an opportunity to include additional shares of Registrable Securities in the proportions discussed in
Section 2.3 below. Any Registrable Securities excluded or withdrawn from such underwriting shall also be withdrawn from registration and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such shorter period of time as the managing underwriter may require.

              (c) Termination or Withdrawal by the Company.  The Company shall
                  ----------------------------------------
have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

          SECTION 2.3.  REDUCTION OF OFFERING.  Notwithstanding anything
                        ---------------------
contained herein, if the managing Underwriter or Underwriters of an offering described in Section 2.2 hereof are of the opinion that (i) the size of the offering that the Holders, the Company and/or such other persons intend to make or (ii) the kind of securities that the Holders, the Company and/or any other persons or entities intend to include in such offering are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then (A) if the size of the offering is the basis of such Underwriter's opinion, the amount of securities to be offered for the accounts of Holders shall be reduced pro rata (according to the Registrable Securities proposed for registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters; provided that if securities are being offered for
                             --------
the account of other persons or entities as well as the Company, then (1) in the case of a Primary Registration, the reduction in the amount of securities requested to be offered shall be made first pro rata among securities offered for the accounts of Holders and such other persons or entities, and (2) in the case of a Secondary Registration, the reduction in the amount of securities requested to be offered shall be made in accordance with the terms of the registration rights agreement pursuant to which such Secondary Registration is made, provided that if any such registration rights agreement is silent with
      --------
respect to reductions in shares being registered thereunder, then with respect to the Registrable Securities intended to be offered by Holders, the proportion by which the amount of such class of securities intended to be offered by Holders is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by such other persons or entities is reduced and (B) if the combination of securities to be offered is the basis of such Underwriter's opinion, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (A) above (subject to the proviso in clause (A)) or, (y) if the actions described in clause (x) would, in the judgment of the managing Underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

          SECTION 2.4.  REGISTRATION PROCEDURES; FILINGS; INFORMATION.  In
                        ---------------------------------------------
connection with any Shelf Registration Statement under Section 2.1 hereof, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as expeditiously as possible (and in any event within the periods referred to in Section 2.1), and in connection with any such request:

              (a) As provided in Section 2.1 hereof, the Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale by the Selling Holders of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof and which shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith, and use its best efforts to cause such filed registration statement to become and remain effective.

              (b) The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, notify each Holder of Registrable Securities that a Shelf Registration Statement is being filed and advise such Holder that an offering of Registrable Securities will be made in accordance with the method elected (which method may also include an underwritten offering) by the Holders of a majority of the Registrable Securities, furnish to each Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement or prospectus copies of such registration statement or prospectus or any amendment or supplement thereto as proposed to be filed, and thereafter furnish to such Selling Holder and Underwriter, if any, such number of conformed copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

              (c) The Company will notify each Holder of Registrable Securities and counsel for such Holder promptly and, if requested by such Holder or counsel, confirm such advice in writing promptly (i) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the Commission or any state securities authority for post-effective amendments and supplements to a registration statement has become effective, (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) if, during the period a registration statement is effective, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (vi) of any determination by the Company that a post-effective amendment to a registration statement would be appropriate.

              (d) The Company will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption is not available) as any Selling Holder or managing Underwriter or Underwriters, if any, reasonably (in light of such Selling Holder's intended plan of distribution) requests by the time the registration statement relating thereto is declared effective by the Commission and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities, including the National Association of Securities Dealers ("NASD"), as may be
                                                           ----
necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be
                                         --------
required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction except as may be required by the Securities Act.

              (e) The Company will immediately notify each Selling Holder or Underwriter of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus and shall file with the

Commission such amendments and supplements to such prospectus and deliver copies of the same to the Selling Holders or Underwriters, as the case may be, so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading and promptly make available to each Selling Holder a reasonable number of copies of any such supplement or amendment.

              (f) The Company will enter into customary agreements (including an underwriting agreement or securities sale agreement, if any, in customary form) containing such representations and warranties to the Holders of such Registrable Securities and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

              (g) The Company will make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent
                    ----------
corporate documents and properties of the Company (collectively, the "Records")
                                                                      -------
as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the company or its Affiliates or otherwise disclosed by it unless and until such is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

              (h) The Company will furnish to each Selling Holder and to each Underwriter, if any, a signed counterpart, addressed to such Selling Holder or Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants (to the extent permitted by the standards of the American Institute of Certified Public Accountants), each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the

Holders of a majority of the Registrable Securities included in such offering or the managing Underwriter or Underwriters therefor reasonably request.

              (i) The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

              (j) The Company will use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

              (k) The Company will use its best efforts to obtain CUSIP numbers for the Preferred Stock not later than the effective date of the Shelf Registration Statement.

          The Company may require, as a condition precedent to the obligations of the Company under the Agreement, each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such Selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

          Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.4(e) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement and prospectus covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(e) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Each Selling Holder of Registrable Securities agrees that it will immediately notify the Company at any time when a prospectus relating to the registration of such Registrable securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.4(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.4(e) hereof to the date when the Company shall make available to the Selling Holders of

Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 2.4(e) hereof.

          SECTION 2.5.  REGISTRATION EXPENSES.  In connection with any
                        ---------------------
registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the "Registration Expenses"): (i) all Commission, stock exchange,
                ---------------------
NASD or other registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of U.S. and local counsel for any Underwriters and Holders in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses of any persons in preparing and distributing any Shelf Registration Statement, any prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates representing the Preferred Stock and any other document relating to the performance of, and compliance with, this Agreement, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any special audits or comfort letters or costs associated with compliance with such special audits or with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 2.4(h) hereof),
(vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and (viii) reasonable fees and expenses of one counsel (who shall be reasonably acceptable to the Company) for the Selling Holders. Except as expressly provided in the preceding sentence, the Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or any transfer taxes relating to the registration or sale of the Registrable Securities.

          SECTION 2.6.  INDEMNIFICATION BY THE COMPANY.  The Company agrees to
                        ------------------------------
indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, expenses and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for inclusion therein. The Company also agrees to indemnify any

Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Selling Holders provided in this
Section 2.6, provided that the foregoing indemnity with respect to any
             --------
preliminary prospectus shall not inure to the benefit of any Underwriter of the Registrable Securities from whom the person asserting any such losses, claims, damages or liabilities purchased the Registrable Securities which are the subject thereof if (i) such person did not receive a copy of the prospectus (or the prospectus as supplemented) at or prior to the confirmation of the sale of such Registrable Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as supplemented), provided that such Underwriter received prior notice that such prospectus (or the prospectus as supplemented) corrected such untrue statement or omission of a material fact; or (ii) such person received a prospectus at or prior to the confirmation of the sale of such Registrable Securities to such person during the period when the use of such prospectus has been suspended in accordance with Section 2.4, provided that such
                                                              --------
Underwriter received prior notice of such suspension.

          SECTION 2.7.  INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES.
                        ----------------------------------------------------
Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information relating to such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by Section 2.6 hereof.

          SECTION 2.8.  CONDUCT OF INDEMNIFICATION PROCEEDINGS.  In case any
                        --------------------------------------
proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Sections 2.6 or 2.7 hereof, such person (an "Indemnified Party") shall promptly
                                             -----------------
notify the person against whom such indemnity may be sought (an "Indemnifying
                                                                 ------------
Party") in writing and the Indemnifying Party shall assume the defense thereof,
-----
including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified

Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.6 hereof, by the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.7 hereof, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than thirty (30) Business Days after receipt by such Indemnifying Party of the aforesaid request and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

          SECTION 2.9.  CONTRIBUTION.  If the indemnification provided for in
                        ------------
Sections 2.6 or 2.7 hereof is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Selling Holder, and the Company's and the Selling Holder's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Sections 2.6 and 2.7 hereof shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Holder's obligations to contribute pursuant to this Section 2.9 are several in the proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

          SECTION 2.10.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.  No Person
                         -------------------------------------------
may participate in any underwritten registration hereunder unless such Person
(a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents in customary form and reasonably required under the terms of such underwriting arrangements and these registration rights provided for in this Article II.

          SECTION 2.11.  RULE 144.  The Company covenants that it will file any
                         --------
reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          SECTION 2.12.  HOLDBACK AGREEMENTS.
                         -------------------

              (a) Restrictions on Public Sale by Holder of Registrable
                  ----------------------------------------------------
Securities. To the extent not inconsistent with applicable law, upon receipt of
----------
written notice from the Company, each Holder whose securities are included in a registration statement pursuant to Section 2.2 agrees not to effect any sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a "broker's transaction" pursuant to Rule 144, but excluding any private sale made in reliance on Section 4(2) of the Securities Act, during the 7 days prior to, and during the 90-day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent requested in writing by the Company in the case of a non-underwritten public offering or if and to the extent requested in writing by the managing Underwriter or Underwriters in the case of an underwritten public offering.

              (b) If the Company determines in its good faith judgment that the filing of the Shelf Registration Statement under Section 2.1 hereof or the use of any related prospectus would require the disclosure of non-public material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a material transaction, and that the Company is not otherwise required by applicable securities laws or regulations to disclose, upon written notice of such determination by the Company, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement shall be suspended until the earlier of (i) the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this Section 2.12(b) is no longer necessary and
(ii) 180 days. The Company agrees to give such notice as promptly as practicable following the date that such suspension of rights is no longer necessary.

              (c) If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date without regard to any extension, or if the consummation of any business combination by the Company has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X under the Act, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement shall be suspended until the date on which the Company has filed such reports or obtained and filed the financial information required by Rule 3-05 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Shelf Registration Statement, and the Company shall notify the Holders as promptly as practicable when such suspension is no longer required.


                                  ARTICLE III

                                 MISCELLANEOUS
                                 -------------

          SECTION 3.1.  REMEDIES.  In addition to being entitled to exercise all
                        --------
rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          SECTION 3.2.  AMENDMENTS AND WAIVERS.  The provisions of this
                        ----------------------
Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the Company and the Holders or any such Holder's representative if any such Holder is Incapacitated. No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

          SECTION 3.3.  NOTICES.  All notices and other communications in
                        -------
connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

               (1)  if to any Unit Holder:

                    Belair Capital Fund LLC
                    c/o Eaton Vance Management
                    24 Federal Street
                    Boston, MA  02110
                    Attn:  Alan Dynner
                    Facsimile Number:  (617) 338-8054

                    with a copy to:

                    Peter Blessing, Esq.
                    (6544-4)
                    Shearman & Sterling
                    599 Lexington Avenue
                    New York, NY  10022
                    Facsimile Number:  (212) 848-7179

               (2)  if to the Company or the Operating Partnership:

                    National Golf Properties, Inc.
                    2951 28th Street, Suite 3001
                    Santa Monica, CA 90405
                    Attention: President
                    Facsimile Number:  (310) 664-6170

                    or to such other address as the Company may hereafter specify in writing.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          SECTION 3.4.  SUCCESSORS AND ASSIGNS.  Except as expressly provided in
                        ----------------------
this Agreement, the rights and obligations of the Holders under this Agreement shall not be assignable by any Holder to any Person that is not a Holder. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

          SECTION 3.5.  COUNTERPARTS; FACSIMILE SIGNATURES.  This Agreement may
                        ----------------------------------
be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto, which may be an original signature or facsimile thereof.

          SECTION 3.6.  GOVERNING LAW.  This Agreement shall be governed by and
                        -------------
construed in accordance with the internal laws of the State of California without regard to the choice of law provisions thereof.

          SECTION 3.7.  SEVERABILITY.  In the event that any one or more of the
                        ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          SECTION 3.8.  ENTIRE AGREEMENT.  This Agreement is intended by the
                        ----------------
parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          SECTION 3.9.  HEADINGS.  The headings in this Agreement are for
                        --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          SECTION 3.10.  NO THIRD PARTY BENEFICIARIES.  Nothing express or
                         ----------------------------
implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights, remedies or other benefits under or by reason of this Agreement.

                            (Signature Page Follows)

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              NATIONAL GOLF PROPERTIES, INC.,

                              a Maryland corporation


                              By: /s/ James M. Stanich
                                 -------------------------------------------
                                 James M. Stanich
                                 President



                              NATIONAL GOLF OPERATING
                              PARTNERSHIP, L.P.,
                              a Delaware limited partnership

                              By: NATIONAL GOLF PROPERTIES, INC.,
                                  its general partner


                                  By: /s/ James M. Stanich
                                     ---------------------------------------
                                     James M. Stanich
                                     President



                              BELAIR CAPITAL FUND LLC

                              By: Eaton Vance Management, as its Manager


                                  By: /s/ Thomas Otis
                                     ---------------------------------------
                                     Name:  Thomas Otis
                                     Title: Vice President